SUMMARY PROSPECTUS May 1, 2024
T. ROWE PRICE
Small-Cap Value Fund
PRSVX PRVIX PASVX TRZVX	Investor Class I Class Advisor Class Z Class

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling 1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated May 1, 2024, as amended or supplemented, and Statement of Additional Information, dated May 1, 2024, as amended or supplemented.

SUMMARY	1

Investment Objective(s)

The fund seeks long-term capital growth by investing primarily in small companies whose common stocks are believed to be undervalued.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table or example below.

Fees and Expenses of the Fund
	Investor Class		I Class		Advisor Class		Z Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20	[a]	—		—		—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.64%		0.64%		0.64%		0.64%

Distribution and service (12b-1) fees	—		—		0.25		—

Other expenses	0.14		0.03		0.25		0.01

Acquired fund fees and expenses	0.02		0.02		0.02		0.02

Total annual fund operating expenses	0.80	[b]	0.69	[b]	1.16	[b]	0.67

Fee waiver/expense reimbursement	—		—		—		(0.65)[c]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.80	[b]	0.69	[b]	1.16	[b]	0.02 [b,c]

[a]							Subject to certain exceptions and account minimums, accounts are charged an annual $20 fee.
[b]							The figures shown in the fee table do not match the “Ratios to average net assets” shown in the Financial Highlights table, as those figures do not include acquired fund fees and expenses.
[c]

T. Rowe Price Associates, Inc., has contractually agreed to waive and/or bear all the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) in their entirety. T. Rowe Price Associates, Inc., expects this fee waiver and/or expense reimbursement arrangement to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board of Directors.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that any current expense limitation arrangement remains in place for the period noted in the previous table; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	1 Year	3 Years	5 Years	10 Years
Investor Class	$82	$255	$444	$990
I Class	70	221	384	859
Advisor Class	118	368	638	1,409
Z Class	2	6	11	26

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 27.5% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The fund seeks the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow, or business franchises. Normally, the fund invests at least 80% of its net assets (including any borrowings for investment purposes) in companies with a market capitalization that is within or below the range of companies in the Russell 2000® Index. As of December 31, 2023, the market capitalization range for the Russell 2000® Index was approximately $19.68 million to $15.88 billion. The market capitalization of the companies in the fund’s portfolio and the Russell 2000® Index changes over time, and the fund will not sell a stock just because the company has grown to have a market capitalization outside the range. The fund may, on occasion, purchase companies with a market capitalization above the range.

Reflecting a value approach to investing, our in-house research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, the adviser generally looks for some of the following:

• low price/earnings, price/book value, or price/cash flow ratios relative to the Russell 2000® Index, a company’s peers, or a company’s historical norm;

• low stock price relative to a company’s underlying asset values;

• above-average dividend yield relative to a company’s peers or its own historical norm;

• a plan to improve the business through restructuring; and/or

• a sound balance sheet and other positive financial characteristics.

Price/earnings ratio Dividing a stock’s price by its earnings per share generates a price/earnings or P/E ratio. A stock with a P/E ratio that is significantly below that of its peers, the market as a whole, or its own historical norm may represent an attractive opportunity.

Price/book value ratio Dividing a stock’s price by its book value per share indicates how a stock is priced relative to the accounting (i.e., book) value of the company’s assets. A ratio

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below the market, that of its competitors, or its own historical norm could indicate a stock that is undervalued.

Dividend yield A stock’s dividend yield is found by dividing its annual dividend by its share price. A yield significantly above a stock’s own historical norm or that of its peers may suggest an investment opportunity. A stock selling at $10 with an annual dividend of $0.50 has a 5% yield.

Price/cash flow Dividing a stock’s price by the company’s cash flow per share, rather than by its earnings or book value, provides a more useful measure of value in some cases. A ratio below that of the market or a company’s peers suggests the market may be incorrectly valuing the company’s cash flow for reasons that could be temporary.

Undervalued assets This analysis compares a company’s stock price with its underlying asset values, its projected value in the private (as opposed to public) market, or its expected value if the company or parts of it were sold or liquidated.

Restructuring opportunities Many well-established companies experience business challenges that can lead to a temporary decline in their financial performance. These challenges can include a poorly integrated acquisition, difficulties in product manufacturing or distribution, a downturn in a major end market, or an increase in industry capacity that negatively affects pricing. The shares of such companies frequently trade at depressed valuations. These companies can become successful investments if their management is sufficiently skilled and motivated to properly restructure the organization, their financial flexibility is adequate, the underlying value of the business has not been impaired, or their business environment improves or remains healthy.

At times, the fund may have a significant portion of its assets invested in the same economic sector, such as the financial sector.

While most assets are typically invested in U.S. common stocks, including real estate investment trusts (REITs) that pool money to invest in properties and mortgages, the fund may invest in foreign stocks in keeping with its objective(s). The fund’s investments may include holdings in privately held companies and companies that only recently began to trade publicly.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater in bad or uncertain market conditions, are summarized as follows:

Small-cap stocks: Investments in securities issued by small-cap companies are likely to be more volatile than investments in securities issued by larger companies. Small-cap companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, small-cap companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.

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Value investing: The fund’s value approach to investing could cause it to underperform other stock funds that employ a different investment style. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time (or at all) or a stock judged to be undervalued may actually be appropriately priced at a low level. Value stocks may fail to appreciate for long periods and may never reach what the adviser believes are their full market values.

Stock investing: Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks held by the fund may decline due to general weakness or volatility in the stock markets in which the fund invests or because of factors that affect a particular company or industry.

Market conditions: The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including economic, political, or regulatory developments, recessions, inflation, rapid interest rate changes, war, military conflict, acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues (such as the coronavirus pandemic) and related governmental and public responses (including sanctions). Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Sector exposure: Issuers in the same economic sector may be similarly affected by economic or market events, making the fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Financial services companies: Because the fund may invest significantly in banks and other financial services companies, the fund is more susceptible to adverse developments affecting such companies and may perform poorly during a downturn that impacts the financial sector. Banks and other financial services companies can be adversely affected by, among other things, regulatory changes, interest rate movements, the availability of capital and cost to borrow, and the rate of debt defaults.

REIT investing: REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. REITs are dependent upon the quality of their management, may have limited financial resources and heavy cash flow dependency, may be highly leveraged, may not be diversified geographically or by property type, or may own a limited number of properties.

Foreign investing: Investments in the securities of non-U.S. issuers may be adversely affected by local, political, social, and economic conditions overseas; greater volatility; reduced

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liquidity; or decreases in foreign currency values relative to the U.S. dollar. The risks of investing outside the U.S. are heightened for any investments in emerging markets, which are susceptible to greater volatility than investments in developed markets.

Private placements and IPOs: Investments in the stocks of privately held companies and in companies that only recently began to publicly trade, such as initial public offerings or IPOs, involve greater risks than investments in stocks of companies that have traded publicly on an exchange for extended time periods. There is significantly less information available about these companies’ business models, quality of management, earnings growth potential, and other criteria that are normally considered when evaluating the investment prospects of a company. Private placements and other restricted securities held by the fund are typically considered to be illiquid and tend to be difficult to value since there are no market prices and less overall financial information available. The adviser evaluates a variety of factors when assigning a value to these holdings, but the determination involves some degree of subjectivity and the value assigned for the fund may differ from the value assigned by other mutual funds holding the same security.

Liquidity: A particular investment or an entire market segment may become less liquid or even illiquid, sometimes abruptly, which could limit the fund’s ability to purchase or sell holdings in a timely manner at a desired price. An inability to sell a portfolio holding can adversely affect the fund’s overall value or prevent the fund from being able to take advantage of other investment opportunities. Liquidity risk may be magnified during periods of substantial market volatility and unexpected episodes of illiquidity may limit the fund’s ability to pay redemption proceeds without selling holdings at an unfavorable time or at a suitable price. Large redemptions may also have a negative impact on the fund’s overall liquidity.

Active management: The fund’s overall investment program and holdings selected by the fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

Cybersecurity breaches: The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, confidential information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

Performance

The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Investor Class. Returns for other share classes vary since they have different expenses.

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SMALL-CAP VALUE FUND

Calendar Year Returns

	Quarter Ended	Total Return		Quarter Ended	Total Return
Best Quarter	12/31/20	28.18%	Worst Quarter	3/31/20	-31.12%

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund, if applicable.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA. After-tax returns are shown only for the Investor Class and will differ for other share classes.

SUMMARY	7

Average Annual Total Returns
	Periods ended
	December 31, 2023

				Since		Inception
	1 Year	5 Years	10 Years	inception		date
Investor Class						06/30/1988
Returns before taxes	12.22%	10.19%	7.21%	—%
Returns after taxes on distributions	11.34	9.01	5.56	—
Returns after taxes on distributions and sale
of fund shares	7.82	7.96	5.38	—
I Class						08/28/2015
Returns before taxes	12.33	10.31	—	9.48
Advisor Class						03/31/2000
Returns before taxes	11.87	9.84	6.89	—
Z Class						03/16/2020
Returns before taxes	13.08	—	—	21.23

Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)
				8.57	[a]
	14.65	10.00	6.76	23.05	[b]
Lipper Small-Cap Value Funds Index
				9.02	[a]
	16.33	12.19	7.15	26.44	[b]
Lipper Small-Cap Core Funds Index
				9.21	[a]
	16.15	11.30	7.76	23.18	[b]

a Return since 8/28/15.

b Return since 3/16/20.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Investment Subadviser T. Rowe Price Investment Management, Inc. (Price Investment Management)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
John David Wagner	Chair of Investment Advisory Committee	2014	2000

Purchase and Sale of Fund Shares

The Investor Class and Advisor Class generally require a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100

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minimum. These investment minimums generally are waived for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers. Advisor Class shares may generally only be purchased through a financial intermediary or retirement plan.

The I Class requires a $500,000 minimum initial investment per fund per account registration, although the initial investment minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, certain client accounts for which T. Rowe Price or its affiliates have discretionary investment authority, qualifying directly held accounts, and certain other types of accounts.

The Z Class is only available to funds managed by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services. There is no minimum initial investment and no minimum for additional purchases.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain other accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F46-045 5/1/24